UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
 the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 30, 2017

Xplore Technologies Corp.
 (Exact name of registrant as specified in its charter)

Delaware	000-52697	26-0563295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8601 RR 2222, Building II
Austin, Texas  78730
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(512) 336-7797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 31, 2017, Mr. Mark Holleran’s employment with Xplore Technologies Corp. (the “Company”), including in his capacity as the Company’s Chief Executive Officer,  ended. The Board of Directors of the Company is currently determining the terms of this separation. Mr. Thomas Wilkinson, the Company’s Chief Financial Officer, has been named the Company’s Acting Chief Executive Officer. Mr. Wilkinson will continue as the Company’s Chief Financial officer, and his biographical and compensation information can be found in the Company’s most recent Proxy Statement for the Meeting of the Company’s Stockholders held on March 17, 2017, which Proxy Statement was filed with the Securities and Exchange Commission on February 9, 2017.  Such biographical and compensation information contained in the Proxy Statement is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xplore Technologies Corp.

By:         /s/Tom Wilkinson
Name:   Tom Wilkinson
Title:     Chief Financial Officer

Dated: November 3, 2017